Supplement Dated March 7, 2016
To The Prospectus Dated April 27, 2015

Jackson Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

Effective February 29, 2016, in the summary prospectus section entitled "Summary Overview of Each Fund," please delete the "Portfolio Managers" table for the JNL/American Funds® Growth Fund in its entirety and replace it with the following table:

Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
Gregory D. Johnson	March 2012	Partner, CWI [1]
Michael T. Kerr	March 2012	Partner, CWI [1]
Ronald B. Morrow	March 2012	Partner, CWI [1]
Andraz Razen	April 2015	Vice President, CWI [1]
Martin Romo	February 2016	Partner, CWI [1]
Alan J. Wilson	April 2014	Partner, CWI [1]

1  CWI is a division of Capital Research and Management Company.

In the prospectus section entitled "Additional Information About Each Fund," in the sub-section "Management" under the heading "Portfolio Management of the Master Fund," for the JNL/American Funds® Growth Fund, please delete the six bullet points their entirety and replace them with the following bullet points:

●	Gregory D. Johnson is a Partner - CWI and has been an investment professional for 22 years, all with CRMC or its affiliates.

●	Michael T. Kerr is a Partner - CWI and has been an investment professional for 32 years in total; 30 years with CRMC or its affiliates.

●	Ronald B. Morrow is a Partner - CWI and has been an investment professional for 47 years in total; 18 years with CRMC or its affiliates.

●	Andraz Razen is a Vice President of CWI and has been an investment professional for 17 years in total; 11 years with CRMC or its affiliates.

●	Martin Romo is a Partner - CWI and has been an investment professional for 23 years in total; 22 years with CRMC or its affiliates.

●	Alan J. Wilson is a Partner - CWI and has been an investment professional for 30 years in total; 24 years with CRMC or its affiliates.

This supplement is dated March 7, 2016.

Supplement Dated March 7, 2016
To The Statement of Additional Information
Dated April 27, 2015

Jackson Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

Please note that all changes are effective February 29, 2016.

On page 24, in the section entitled "Common Types of Investments and Management Practices (All Funds Except Feeder Funds)," please delete the first paragraph of the sub-section entitled "Illiquid Securities" and replace it with the following paragraph:

Illiquid Securities. The Funds may hold illiquid investments.  Illiquid investments are generally investments that cannot be sold or disposed of in the ordinary course of business within seven (7) days at approximately the price at which they are valued.  The Board has delegated liquidity determinations to the Adviser, and in turn, the Adviser has delegated these determinations to the sub-advisers to the Funds.  Therefore, the Funds' sub-advisers are primarily responsible for determining a security's liquidity. The Trust has established procedures for determining liquidity, which serve as guidance for the sub-advisers. Illiquid investments generally include: repurchase agreements with remaining maturities in excess of seven days; securities for which market quotations are not readily available; certain loan participation interests; fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits); and restricted securities (securities that cannot be offered for sale to the public without first being registered under the Securities Act of 1933, as amended ("1933 Act")) not determined to be liquid in accord with guidelines established by the Board.  It should be noted that not all "restricted securities" are illiquid securities. See the description of the Funds' investment restrictions herein for more information about the Funds' policies with respect to investments in illiquid securities.

On page 139, please delete the "AFIS Master Growth Fund" table in its entirety and replace it with the following table:

Portfolio Managers	Registered Investment Company Accounts[1]	AUM ($ bil)[1]	Pooled Accounts[2]	AUM ($ bil)[2]	Other Accounts[3]	AUM ($ bil)[3]
Gregory D. Johnson	3	$228.4	0	$0	0	$0
Michael T. Kerr	2	$214.3	0	$0	0	$0
Ronald B. Morrow	2	$214.3	0	$0	0	$0
Andraz Razen	1	$25.9	0	$0	0	$0
Martin Romo	3	$216.2	0	$0	0	$0
Alan Wilson	1	$77.0	0	$0	0	$0

[1]
Indicates fund(s) for which the portfolio manager also has significant day to day management responsibilities.  Assets noted are the total net assets of the registered investment companies and are not the total assets managed by the individual, which is a substantially lower amount.  No fund has an advisory fee that is based on the performance of the fund.

[2]
Represents funds advised or sub-advised by CRMC or its affiliates and sold outside the United States and/or fixed income assets in institutional accounts managed by investment adviser subsidiaries of Capital Group International, Inc., an affiliate of CRMC.  Assets noted are the total net assets of the funds or accounts and are not the total assets managed by the individual, which is a substantially lower amount. No fund or account has an advisory fee that is based on the performance of the fund or account.

[3]	Reflects other professionally managed accounts held at companies affiliated with CRMC. Personal brokerage accounts of portfolio managers and their families are not reflected.

This supplement is dated March 7, 2016.